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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                 JANUARY 9, 2002




                                TECO ENERGY INC.
             (Exact name of registrant as specified in its charter)



             FLORIDA                  1-8180                     59-2052286
  (State or other jurisdiction    (Commission File             (IRS Employer
       of incorporation)              Number)                Identification No.)




                    702 NORTH FRANKLIN STREET, TAMPA FLORIDA
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER

         See the Press Release dated January 9, 2002, filed as Exhibit 99.1, and incorporated herein by reference, reporting on TECO Energy's 2001 financial results and providing updated information on the Company's 2002 outlook, its capital spending plans and reporting on the status of bank financing for the construction of two power plants for TECO Power Services.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 9, 2002                  TECO ENERGY, INC.


                                        By: /s/ G. L. Gillette
                                            ------------------------------------
                                            G. L. Gillette
                                            Senior Vice President--Finance and
                                            Chief Financial Officer (Principal
                                            Financial Officer)



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                                  EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION
-----------             -----------
  99.1                  Press Release dated January 9, 2002 reporting on
                        TECO Energy's 2001 financial results and providing updated information on the Company's 2002 outlook, its capital spending plans and reporting on the status of bank financing for the construction of two power plants for TECO Power Services.